UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2024

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road, Suite 400 Southfield, Michigan	48033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	SUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2024, Michael J. Hatzfeld Jr., Vice President of Finance and Corporate Controller of Superior Industries International, Inc. (the “Company” or “Superior”), notified the Company of his intent to resign from his position at Superior effective January 12, 2024. Mr. Hatzfeld Jr. has elected to pursue an opportunity outside of Superior and his resignation was not the result of any disagreement relating to the Company’s operations, policies or practices. The Company thanks Mr. Hatzfeld Jr. for his commitment and service to Superior.

C. Timothy Trenary, Superior’s Executive Vice President and Chief Financial Officer, has been appointed to serve as the Company’s interim Chief Accounting Officer beginning on January 12, 2024 until the appointment of Mr. Hatzfeld Jr.’s permanent successor.

Mr. Trenary, 67, will continue to serve as the Company’s Executive Vice President and Chief Financial Officer, a position he has held since September 2020. Prior to joining Superior, Mr. Trenary was Executive Vice President and Chief Financial Officer at Commercial Vehicle Group, Inc. from 2013 to 2020. Previously, Mr. Trenary had served in several Chief Financial Officer roles, including ProBuild Holdings, LLC, EMCON Technologies Holdings Limited, and DURA Automotive Systems, Inc. In addition, he has previously served in various executive positions with both public and private companies. Mr. Trenary began his career in public accounting at Arthur Young & Co., now part of Ernst & Young, and holds a Bachelor of Arts degree from Michigan State University and a Master of Business Administration degree from the University of Detroit Mercy.

There are no transactions since the beginning of the Company’s last fiscal year in which the Company is a participant and in which Mr. Trenary or any members of his immediate family have any interest that are required to be reported under Item 404(a) of Regulation S-K. No family relationships exist between Mr. Trenary and any of the Superior’s directors or executive officers. The appointment of Mr. Trenary was not pursuant to any arrangement or understanding between him and any person, other than a director or executive officer of Superior acting in his or her official capacity.

No additional compensation or equity has been awarded to Mr. Trenary in connection with this appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: January 5, 2024	/s/ David Sherbin
David Sherbin
Senior Vice President, General Counsel and Chief Compliance Officer

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